Principal Life Insurance Company Variable Life Separate Account

Supplement dated May 2, 2017 to
the Statutory Prospectus dated May 1, 2017 for:

Principal Variable Universal Life Accumulator
Principal Variable Universal Life Accumulator II
Principal Benefit Variable Universal Life
Principal Benefit Variable Universal Life II
Principal Executive Variable Universal Life
Principal Executive Variable Universal Life II
Principal Flexible Variable Life
Principal Survivorship Flexible Premium Variable Universal Life
Principal Variable Universal Life Income
Principal Variable Universal Life Income II
PrinFlex Life

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policies referenced above. Please retain this supplement for future reference.

TABLE OF SEPARATE ACCOUNT DIVISIONS
For applicable Principal Variable Contracts Funds, in the “Investment Advisor” line, change references to Principal Management Corporation (“PMC”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, PMC merged into and with PGI, and PGI became the investment advisor to these funds.
For applicable Principal Variable Contracts Funds, in the “Investment Advisor” line, change references to Edge Asset Management, Inc. (“Edge”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, Edge merged into and with PGI.
For funds for which the above changes result in PGI as the only investment advisor listed, delete any references to a sub-advisory agreement.
For applicable policies, make the following changes:

•	For the Calvert Investment Grade Bond Index Division, add "Initial Class" to the "Invests in" line.

•	For the Calvert S&P 500 Index Division, add "Initial Class" to the "Invests in" line.

1